THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES -- SUPPLEMENT DATED MARCH 20, 2000, TO PROSPECTUSES FOR:

EQUITABLE ACCUMULATOR(SM)                      EQUITABLE ACCUMULATOR SELECT(SM)
Combination variable and fixed                 Combination variable and fixed
deferred annuity                               deferred annuity
Prospectus dated March 1, 2000                 Prospectus dated October 18, 1999
                                               as revised March 1, 2000

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This supplement modifies certain information in the above-referenced prospectuses with respect to the guaranteed minimum income benefit under the baseBUILDER(R) option. If you elect to exercise your guaranteed minimum income option under baseBUILDER you will now be able to choose from the following payout options:

o  a life annuity fixed payout option
o an Income Manager level payment life with a period certain payout option (subject to state availability).

We make both payout options available on a single life or joint and survivor life basis. Unless otherwise indicated, all other information included in the prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the prospectuses.

1. The third paragraph in "Our baseBUILDER option" under "Contract features and benefits" in the prospectuses is deleted and replaced with:

        "The guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or an Income Manager level payment life with a period certain payout option (subject to state availability). You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your guaranteed minimum income benefit. The maximum period certain available under the Income Manager payout option is 10 years. This period may be shorter, depending on the annuitant's age when you exercise your guaranteed minimum income benefit and the type of contract you own. We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this prospectus."

2. The following is added at the end of the sixth paragraph in "Our baseBUILDER option" under "Contract features and benefits" in the prospectuses:

        "You should also consider that the guaranteed annuity purchase factors we use to determine your Income Manager benefit under baseBUILDER are more conservative than the guaranteed annuity purchase factors we use for the Income Manager payout annuity option. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the baseBUILDER Income Manager will be smaller than each periodic payment under the Income Manager payout annuity option."

4. All references to "life annuity payout option" are changed to "payout option" in the fifth paragraph under "Our baseBUILDER option" and in the first paragraph under "Exercise of guaranteed minimum income benefit," which are both in "Contract features and benefits" in the prospectuses.

5. The third sentence of the second paragraph in "Your annuity payout options" under "Accessing your money" in the prospectuses is deleted and replaced with:

        "In addition, if you are exercising your guaranteed minimum income benefit under baseBUILDER, your choice of payout options are those that are available under the baseBUILDER (see "Our baseBUILDER option.")


ACCSUPP 32000